United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 15, 2005


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-18754                    11-2904094
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act
     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 8.01. OTHER EVENTS

         On November 15, 2005, Black Warrior Wireline Company (the "Company") sent to the holders of its outstanding Convertible Promissory Notes a request that such holders consent to the Company entering into (i) a Second Amended and Restated Credit Agreement with General Electric Capital Corporation (the "Second Restated Credit Agreement") and (ii) a Second Lien Credit Agreement and GECC (the "Second Lien Credit Agreement"). The Restated Credit Agreement, if entered into, is expected to provide for a $30 million Senior Secured Term Loan, a $15 million Senior Secured Revolving Credit Facility and a $5 million Capital Expenditures Loan. The Second Lien Credit Agreement, if entered into, is expected to provide for a $25 million Second Lien Term Loan (the "Second Lien Facility")(together, the First Lien Facilities and the Second Lien Facility are collectively referred to as the "Senior Credit Facilities"). Among other possible purposes, borrowings under the Second Restated Credit Agreement and the Second Lien Credit Agreement are intended to be used in connection with the Company's financing of the proposed acquisition of Bobcat Pressure Control, Inc. in the event that transaction is completed.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial statements of business acquired.

               Not applicable

       (b)     Pro forma financial information

               Not applicable

       (c)     Exhibits:

               99.1 Press Release dated November 15, 2005 announcing results of warrant exchange offer.

               99.2 Press Release dated November 15, 2005 announcing Nine-Month Operating Results

               99.3.1 Letter dated November 15, 2005 to Holders of Convertible Promissory Notes regarding Consent to Credit Agreement Facilities Relating to Bobcat

               99.3.2   Form of Consent of Holders of Convertible Promissory
                        Notes




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BLACK WARRIOR WIRELINE CORP.





Dated:  November 17, 2005  By:      /s/ William L. Jenkins
                                    -----------------------------
                                    William L. Jenkins, President





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